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                                                                     EXHIBIT 4.4

                                     FORM OF
                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (the "Agreement") is dated as of ___________, 1999, by and between Tenneco Packaging Inc., a Delaware corporation (the "Company"), and ____________________, __________________ and
___________________, not individually but solely as trustees (collectively, the "Trustee") under that certain Tenneco Packaging Inc. Rabbi Trust, dated as of ___________________, 1999 (the "Trust").

                  WHEREAS, the Company and the Trustee have established the Trust to hold assets until certain amounts are paid to participants under certain designated nonqualified deferred compensation plan(s) and supplemental pension arrangements; and

                  WHEREAS, in connection with entering into the Trust, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Trust; and

                  WHEREAS, the parties desire to enter into this Agreement to set forth their agreement regarding certain registration rights with respect to the Common Stock of the Company (and any other securities issued in respect thereof or in exchange therefor) held by the Trust.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1.  Demand Registrations.

                  (a) Upon written notice by the Trustee to the Company at any time and from time to time after the date hereof requesting that the Company effect the registration under the Securities Act of 1933 (the "Securities Act") of any or all of the securities of the Company now or hereafter held by the Trust (or such shares or other securities into which or for which such securities are changed, converted or exchanged upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event, together with such shares or other securities received through dividends, reinvestment of dividends or otherwise) (the "Registrable Securities"), which notice shall specify the intended method(s) of disposition of such Registrable Securities, the Company shall use its best efforts to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with such intended method(s) of disposition.

                  (b) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by the Trustee shall not be deemed to have been effected: (i) unless it has become effective, (ii) if after it has become effective such registration is interfered with by any


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stop order, injunction or other order or requirement of the Securities and
Exchange Commission ("SEC") or other governmental agency or court for any reason other than a misrepresentation or an omission by the Trustee and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the registration statement or (iii) if the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with any such registration are not satisfied or waived other than by reason of some act or omission by the Trustee.

                  (c) In the event that any registration pursuant to this Section shall involve, in whole or in part, an underwritten offering, the Trustee shall have the right to designate an underwriter or underwriters as the lead or managing underwriters of such underwritten offering and, in connection with each registration, the Trustee may select counsel to represent the Trustee.

                  (d) As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Trust shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public in accordance with Rule 144 promulgated under the Securities Act ("Rule 144"), or (iii) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in effect.

                  2. Expenses. The Company shall pay any and all expenses incident to performance of or compliance with each registration of securities pursuant to this Agreement, including, without limitation, (i) the fees, disbursements and expenses of the Company's counsel and accountants and the fees, disbursements and expenses of counsel selected by the Trust in accordance with this Agreement in connection with the registration of the securities to be disposed of; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iii) the cost of printing or producing any underwriting agreements and blue sky or legal investment memoranda and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees, disbursements and expenses of counsel for the underwriters or the Trustee in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the securities to be disposed of; (vi) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (vii) all security engraving and security printing expenses; (viii) all fees, disbursements and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation


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system or the rating of such securities, (ix) any other fees, disbursements and expenses of underwriters customarily paid by the sellers of securities, and underwriting discounts and commissions and transfer taxes, if any, and (x) other out-of-pocket expenses of the Trust. Notwithstanding the foregoing, each of the Trust and the Company shall be responsible for its own internal administrative and similar costs.

                  3. Registration and Qualification. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 1, the Company shall as promptly as practicable:

                  (a) prepare, file and use its reasonable best efforts to cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (B) the expiration of six months after such registration statement becomes effective; provided, that such six-month period shall be extended for such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by paragraph (f) below is given by the Company to
(y) the date on which the Company delivers to the Trustee the supplement or amendment contemplated by paragraph (f) below;

                  (c) furnish to the Trustee and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Trustee or such underwriter may reasonably request, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

                  (d) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such U.S. jurisdictions as the Trustee or any underwriter to such Registrable Securities shall request, and use its reasonable best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Trustee or any such underwriter to consummate the disposition in such


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jurisdictions of its Registrable Securities covered by such registration statement;

                  (e) (i) furnish to the Trustee and to any underwriter of such Registrable Securities an opinion of counsel for the Company addressed to the Trustee and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement) and (ii) furnish to the Trustee and to any underwriter of such Registrable Securities a "cold comfort" letter addressed to the Trustee and signed by the independent public accountants who have audited the financial statements of the Company included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Trustee may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

                  (f) as promptly as practicable, notify the Trustee in writing
(i) at any time when a prospectus relating to a registration pursuant to Section 1 is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of the Trustee, prepare and furnish to the Trustee a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

                  (g) if requested by the Trustee or the lead or managing underwriters, use its best efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which a class of common equity securities of the Company is then listed; and

                  (h) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Sections 1 or 2 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Trustee or the underwriters.

                  4.       Underwriting; Due Diligence.

                  (a) If requested by the underwriters for any underwritten offering of


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Registrable Securities pursuant to a registration requested under this
Agreement, the Company shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements of the Company to the extent relevant and as are customarily contained in underwriting agreements generally with respect to secondary distributions to the extent relevant, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 5(a), and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 3(e). The Trust shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of the Trust. Such underwriting agreement shall also contain such representations and warranties by the Trust and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, when relevant, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 5(b).

                  (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall give the Trustee and the underwriters, if any, and their respective counsel and accountants, such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified the financial statements of the Company as shall be necessary, in the opinion of the Trustee and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  5.  Indemnification and Contribution.

                  (a) In the case of each offering of Registrable Securities made pursuant to this Agreement, the Company agrees to indemnify and hold harmless, to the extent permitted by law, the Trustee, the Trust, each underwriter of Registrable Securities so offered and each individual or entity (each a "Person"), if any, who controls any of the foregoing Persons within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney's fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement by the Company or alleged untrue statement by the Company of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by the Company or at its direction, or any amendment thereof or supplement thereto, or in any


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document incorporated by reference therein, or any omission by the Company or alleged omission by the Company to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company shall not be liable to any Person in any such case to the extent that any such loss, liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to the Trust or an underwriter furnished in writing to the Company by or on behalf of the Trust or such underwriter specifically for use in the registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Trust or any underwriter and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to the Trust or any underwriter of the Registrable Securities or any controlling Person of the foregoing and the officers, directors, affiliates, employees and agents of each of the foregoing; provided, further, that, in the case of an offering with respect to which the Trust has designated the lead or managing underwriters (or the Trust is offering Registrable Securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim or damage arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or the Trust) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

                  (b) In the case of each offering made pursuant to this Agreement, the Trust, by exercising its registration rights hereunder, agrees to indemnify and hold harmless, and to cause each underwriter of Registrable Securities included in such offering (in the same manner and to the same extent as set forth in Section 5(a)) to agree to indemnify and hold harmless, the Company, each other underwriter who participates in such offering, each other holder with securities included in such offering, each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney's fees and disbursements), claims and damages to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement by the Trustee or underwriter, as the case may be, of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by the Company or at its direction, or any amendment thereof or supplement


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thereto, or any omission by the Trust or underwriter, as the case may be, or alleged omission by the Trustee or underwriter, as the case may be, of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information relating to the Trust or underwriter, as the case may be, furnished in writing to the Company by or on behalf of the Trust or underwriter, as the case may be, specifically for use in such registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. The foregoing indemnity is in addition to any liability which the Trust or underwriter, as the case may be, may otherwise have to the Company, or controlling persons and the officers, directors, affiliates, employees, and agents of each of the foregoing; provided that, in the case of an offering made pursuant to this Agreement with respect to which the Company has designated the lead or managing underwriters (or the Company is offering securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim, or damage arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or the Company, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

                  (c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above otherwise than under such subsection. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not assume the defense of such claim or action, it is understood that the indemnifying party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in



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addition to one separate firm of local attorneys in each such jurisdiction) at any time for all such indemnified parties. Any indemnifying party against whom indemnity may be sought under this Section 5 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

                  (d)  If the indemnification provided for in this Section
5 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in the Company. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 5 (with appropriate modifications) shall be given by the Company, the Trust and underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

                  (f) The obligations of the parties under this Section 5 shall be in addition to any liability which any party may otherwise have to any other party.

                  6. Black-Out Period. The Company agrees not to effect, for itself or on behalf of any other person or entity, any public sale or distribution of any Common Stock or other equity security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning 7 days before, and ending 180 days (or such lesser period as may be permitted by the Trustee) after, the effective date of a registration statement filed in connection with the registration of the Registrable Securities hereunder. Such black-out period shall not apply to public sales or distributions that: (a) have been consented to in writing by the Trustee, or (b) in the opinion of the lead or managing


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underwriter designated by the Trustee can be effected without an adverse effect on the price, timing or distribution of the Registrable Securities offered pursuant to a registration statement hereunder. In the event the black-out period does not apply pursuant to clauses (a) or (b) hereof, the Company may effect such public sale or distribution only on the terms and conditions (including, without limitation, the amount and timing of the public sale or distribution) established by the Trustee or the underwriter, as the case may be.

                  7. Rule 144 and Form S-3.

                  (a) The Company shall use its best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of the Trustee, the Company will deliver to the Trustee a written statement as to whether it has complied with such requirements.

                  (b) The Company shall to use its reasonable efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act for the filing of registration statements under this Agreement to be met.

                  8.  Miscellaneous.

                  (a) Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Trustee with respect to the transactions contemplated hereby and supersedes all prior agreements or understandings among the parties with respect thereto.

                  (b) Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                  (c) Notices. All notices or other communications provided for in this Agreement shall be in writing and shall be sent by confirmed telecopy (with an undertaking to provide a hard copy) or delivered by hand or sent by overnight courier service prepaid to the address specified below.

       If to the Company:                   If to the Trust or Trustee:

       Tenneco Packaging Inc.               Tenneco Packaging Rabbi Trust
       1900 West Field Court                c/o Tenneco Packaging Inc.
       Lake Forest, Illinois  60045         1900 West Field Court
       Attention: General Counsel           Lake Forest, Illinois  60045
                                            Attention: General Counsel

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.


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                  (d) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  (e) Successor Trustee and Successor Trust. The Trust and Trustee may assign this Agreement. As used herein, the "Trustee" shall include any and all successor trustees of the Trust, and the "Trust" shall include any and all successor trusts. Each successor trustee and successor trust shall be entitled to the benefits and may enforce this Agreement as if an original party hereto.

                  (f) Amendments. This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by the Company and the Trustee.

                  (g) Transferability. The registration and other rights granted to the Trust hereunder may be transferred or assigned by the Trust to a third party in connection with a sale or other transfer of all shares of Common Stock then owned by the Trust to such third party.

                  (h) Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as of the date first above written.

                                      TENNECO PACKAGING INC.

                                      __________________________________________
                                      By:
                                      Its:

                                      TENNECO PACKAGING INC. RABBI TRUST
                                      dated ______________, 1999


                                      By: _________________________
                                             ________________________, not
                                             individually  but solely as trustee

                                      By: _________________________
                                             ________________________, not
                                             individually  but solely as trustee

                                      By: _________________________
                                             ________________________, not
                                             individually  but solely as trustee


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